Exhibit 10.1
Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of December 21, 2017 (this “Amendment”), among THE KEYW CORPORATION, a Maryland corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”,) the Lenders party hereto and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (such capitalized term and, unless otherwise specified, all other capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below).
WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent and the other parties named therein, are party to that certain Credit Agreement, dated as of April 4, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified to (but not including) the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower; and
WHEREAS, the Borrower and the Lenders party hereto have agreed to amend the Credit Agreement, but only on the terms and conditions herein set forth.
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Credit Agreement Amendments. Effective as of, and subject to the occurrence of, the Amendment No. 1 Effective Date (as defined below), the definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is amended by replacing the reference to “one hundred eighty (180) days” contained in clauses (a)(ii) and (b)(ii) thereof with a reference to “ninety-one (91) days”.
Section 2.Representations and Warranties, No Default. The Borrower represents and warrants to the Administrative Agent and the Lenders as of the Amendment No. 1 Effective Date that: (a) this Amendment is within each Loan Party’s corporate or other organizational powers; (b) this Amendment has been duly authorized by all necessary corporate or other organizational action; (c) this Amendment does not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (iii) violate in any Law (in the case of the foregoing clauses (ii) and (iii), except to the extent such conflict, breach, violation, contravention or payment would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect); (d) this Amendment has been duly executed and delivered by each of the Loan Parties and constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally of the United States or other applicable jurisdiction from time to time in effect and by general principles of equity and (e) no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to, individually, or in the aggregate, have a Material Adverse Effect.
Section 3.Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions are satisfied or waived by each applicable party:

(a)    The Administrative Agent shall have received executed signature pages to this Amendment from each Lender, the Borrower and each other Loan Party;
(b)    The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers contained therein) on and as of Amendment No. 1 Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date;
(c)    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and
(d)    The Borrower shall have paid or caused to be paid all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent and its Affiliates (without duplication) including the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent incurred in connection with this Amendment.
Section 4.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (i.e. a “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart hereof.
Section 5.Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 6.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7.Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document, and each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. Each Loan Party ratifies and reaffirms its obligations under the Loan Documents to which it is party, the Liens granted by it pursuant to the Collateral Documents, which continue to secure the Obligations, and if such Loan Party is a Guarantor, its guaranty of the Obligations pursuant to the Guaranty. From and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. In entering into this Amendment, each Lender has undertaken its own analysis and has not relied on any other Lender in making its decision to enter into this Amendment. This Amendment constitutes a Loan Document. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 11.04 of the Credit Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Borrower:	THE KEYW CORPORATION,

	By:	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Chief Financial Officer

Guarantors:	THE KEYW HOLDING CORPORATION,

	By:	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Chief Financial Officer

SOTERA DEFENSE SOLUTIONS, INC.

	By:	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Sinan Tarlan
Name:	Sinan Tarlan
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A.
as a Lender

By:	/s/ Mark A. Zirkle
Name:	Mark A. Zirkle
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

SUNTRUST BANK
as a Lender

By:	/s/ Chris Hursey
Name:	Chris Hursey
Title:	Director

[Signature Page to Amendment No. 1 to Credit Agreement]

CAPITAL ONE,
as a Lender

By:	/s/ Peter Nguyen
Name:	Peter Nguyen
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

M&T Bank,
as a Lender

By:	/s/ R. Mark Swaak
Name:	R. Mark Swaak
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

REGIONS BANK,
as a Lender

By:	/s/ Steven Dixon
Name:	Steven Dixon
Title:	Director

[Signature Page to Amendment No. 1 to Credit Agreement]

FIFTH THIRD BANK,
as a Lender

By:	/s/ Michael S. Barnett
Name:	Michael S. Barnett
Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Anthony Galea
Name:	Anthony Galea
Title:	Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement]

MUFG Union Bank, N.A.,
as a Lender

By:	/s/ Geroge Stoecklein
Name:	Geroge Stoecklein
Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Charles T. Bender
Name:	Charles T. Bender
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

TD Bank, N.A.,
as a Lender

By:	/s/ Brian Haggerty
Name:	Brian Haggerty
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Acknowledged and Accepted
ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

[Signature Page to Amendment No. 1 to Credit Agreement]